Segment Information	6 Months Ended
Jun. 30, 2019
Segment Information [Abstract]
Segment Information

7.    Segment Information

We have one operating segment with operations primarily in the United States and Canada. Sales are assigned to geographic locations based on the location of customers. Sales by geographic location are as follows (in thousands):

	Three months ended June 30,		Six months ended June 30,
	2019	2018	2019	2018
Revenue:
United States	$2,556	$2,929	$4,790	$5,069
Canada	917	945	1,482	1,625
Other countries	16	53	41	70
Total revenue	$3,489	$3,927	$6,313	$6,764

During each of the three months ended June 30, 2019 and 2018,  three of our customers represented an aggregate of approximately 43% and 45%, of our revenue, respectively. During each of the six months ended June 30, 2019 and 2018, three of our customers represented approximately 48% of our revenue.